OPPENHEIMER CASH RESERVES
                    Supplement dated September 15, 1997
                 to the Prospectus dated November 26, 1996


1. The Supplement dated May 1, 1997 to the Prospectus is replaced by this supplement.

2. In "How Can I Buy Shares?" under "A Brief Overview of the Fund" on page 6, the third sentence is replaced with the following sentence: "Class B shares may be purchased directly only by investors who have established an Asset Builder Plan and by participants in the OppenheimerFunds prototype 401(k) plan, and Class C shares may be purchased directly only by participants in the OppenheimerFunds prototype 401(k) plan."

3. In "Classes of Shares" on page 18, the fourth sentence is replaced with the following: "Class B shares may be purchased directly only by investors who have established an Asset Builder Plan and by participants in the OppenheimerFunds 401(k) plan, and Class C shares may be purchased directly only by participants in the OppenheimerFunds prototype 401(k) plan."

4. In "Class A Shares" under "Classes of Shares" on page 18 the second sentence is replaced by the following: "However, if Class A shares acquired by an exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 12 months (18 months if the shares were purchased prior to May 1, 1997) of the end of the calendar month of the initial purchase of the exchanged Class A shares, a Class A contingent deferred sales charge may be deducted from the proceeds."

5. The following is added to "How are Shares Purchased?" in "How to Buy Shares" on page 19: "The Distributor may pay periodic compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers."

6. The section caption "Asset Builder Plans" on page 20 is deleted and replaced with the following:

          Asset  Builder Plans.  You may purchase Class
          A shares of the Fund (and up to four other
          Oppenheimer funds) automatically each month from you account at a bank or other financial institution under an Asset Builder Plan with AccountLink. You may also purchase Class B shares directly under an Asset Builder Plan either through AccountLink or otherwise.
          Details are in the Statement of Additional
          Information.

7. Under "Buying Class B Shares" on page 21, the second and third sentences in the first paragraph are deleted and replaced with the following:

     Class B shares may be purchased directly only by investors who establish an Asset Builder Plan and by plan administrators or plan sponsors on behalf of plan participants in OppenheimerFunds prototype 401(k) plans. On direct purchases of the Fund's Class B shares for Asset Builder Plans the Distributor pays sales commissions of 4.00% of the purchase price to dealers from its own resources at the time of sale. On direct purchases of the Fund's Class B shares for OppenheimerFunds prototype 401(k) plans the Distributor pays sales commissions of 3.00% of the purchase price to dealers from its own resources at the time of sale.

8. The fifth paragraph in "Distribution and Service Plans for Class B and Class C shares" on page 23 is deleted and replaced with the following:

     On direct purchases of the Fund's Class B shares for Asset Builder Plans, the Distributor currently pays sales commissions of 4.00% of the purchase price of Class B shares to dealers from its own resources at the time of sale. On direct purchases of the Fund's Class B shares for OppenheimerFunds prototype 401(k) plans, the Distributor pays sales commissions of 3.00% of the purchase price of Class B shares to dealers from its own resources at the time of sale. The Distributor retains the Class B asset-based sales charge in either case. If, however, a dealer has a special agreement with the Distributor, the Distributor will pay the Class B asset-based sales charge to the dealer quarterly in lieu of paying the sales commission at the time of purchase.

9. The following is added to the end of the sixth paragraph of "Distribution and Service Plans for Class B and Class C shares" on page 22:

     If a dealer has a special agreement with the Distributor, the Distributor will pay the Class C asset-based sales charge to the dealer quarterly in lieu of paying the sales commission at the time of purchase.


10. The introductory phrase in the sixth sub-paragraph of "Waivers for Redemptions of Shares in Certain Cases" in "Waivers of Class B and Class C Sales Charges" on page 23 is replaced with the following and a new sub-section (6) is added as follows:

        distributions from OppenheimerFunds prototype 401(k) plans and from certain Massachusetts Mutual Life
     Insurance Company prototype 401(k) plans...(6) for loans to participants or beneficiaries.

11. The following sub-paragraph is added at the end of "Waivers for Redemptions of Shares in Certain Cases" in "Waivers of Class B and Class C Sales Charges" on page 23:

        distributions from 401(k) plans sponsored by broker-dealers
that have entered   into a special agreement with the Distributor
allowing this waiver.

12. The section captioned "Special Investor Services" on page 24 is revised by adding the following after the sub-section captioned "PhoneLink":

     Shareholder Transactions by Fax." Requests for certain account transactions may be sent to the Transfer Agent by fax (telecopier). Please call 1-800-525-7048 for information about which transactions are included. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

September 15, 1997                                               PX0760.005

                       OPPENHEIMER CASH RESERVES
                  Supplement dated September 15, 1997
              to the Statement of Additional Information
                        dated November 26, 1996

  1. The section captioned "Asset Builder Plan" on page 20 is revised by adding the following after the first paragraph:

     Investors who wish to purchase Class B shares of other Oppenheimer funds by dollar-cost averaging may do so by establishing an Asset Builder Plan in Class B shares of the Fund and directing that the entire amount invested in Class B shares of the Fund be reinvested in Class B shares of other Oppenheimer funds over a period that may not exceed 24 months. Investors who establish Asset Builder Plans may purchase Class B shares of the Fund directly. The minimum initial investment for Class B Asset Builder Plans is $5,000 and the maximum initial investment is $500,000. Any redemption of Class B shares of the Fund or any other Oppenheimer fund within 6 years of investment may be subject to a contingent deferred sales charge, as further described in the Fund's Prospectus.



  September 15, 1997                                         PX0760.003